Certification of Principal Financial Officer
     Pursuant  to  18 U.S.C. 1350 (Section 906 of  the  Sarbanes-
     Oxley Act of 2002)



     I, Stewart A. Jackson, Vice President and Chief Financial Officer of World Ventures Inc., certify, to the best of my knowledge, based upon a review of the Annual report on Form 20-F for the period ended Jul 31, 2003 of World Ventures Inc. that:

          (1)  The Annual report on Form 20-F fully complies with
               the   requirements  of  Section   13(a)   of   the
               Securities Exchange Act of 1934, as amended; and

          (2) The information contained and incorporated by reference in the Annual report on Form 6-K fairly presents, in all material respects, the financial condition and results of operations of World Ventures Inc.


     /s/ Stewart A. Jackson
     -----------------------
     Stewart A. Jackson
     Vice President (Chief Financial Officer)
     March 31, 2004



     A  SIGNED  ORIGINAL  OF THIS WRITTEN STATEMENT  REQUIRED  BY
     SECTION 906 HAS BEEN PROVIDED TO WORLD VENTURES INC. AND WILL BE RETAINED BY WORLD VENTURES INC. AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.